Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator Premium Income 20 Barrier ETF™ – April

Innovator Premium Income 30 Barrier ETF™ – April

Innovator Premium Income 15 Buffer ETF™ – April

(each, a “Fund” and together, the “Funds”)

Supplement to Each Fund’s Prospectus

Dated February 27, 2026

March 24, 2026

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an annualized distribution payment rate (the “Defined Distribution Rate”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately one year. The current Outcome Period for each Fund will end on March 31, 2026, and each Fund will commence a new Outcome Period that will begin on April 1, 2026 and end on March 31, 2027. Each Fund’s Defined Distribution Rate will not be determined until the start of the new Outcome Period. At the commencement of the new Outcome Period, each Fund will file a supplement to its prospectus that will include the actual Defined Distribution Rate for the new Outcome Period, which may be higher or lower than the estimated Defined Distribution Rate ranges set forth below. As of March 24, 2026, the expected range of each Fund’s Defined Distribution Rate is set forth below.

Fund Name	Ticker	Estimated Defined Distribution Rate Range
Innovator Premium Income 20 Barrier ETF™ – April	APRH	7.72% – 8.72% (6.93% – 7.93% after taking into account the Fund’s unitary management fee)
Innovator Premium Income 30 Barrier ETF™ – April	APRJ	6.34% – 7.34% (5.55% – 6.55% after taking into account the Fund’s unitary management fee)
Innovator Premium Income 15 Buffer ETF™ – April	LAPR	6.22% – 6.97% (5.43% – 6.18% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference